EXHIBIT 10.03

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 8th day of July, 2003, among Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Borrower” (Caraustar and each such Subsidiary, individually, a “Borrower”, and, collectively, “Borrowers”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Guarantor” (each such Subsidiary, individually, a “Guarantor”, and, collectively, “Guarantors”; Borrowers and Guarantors, collectively, “Obligors”), the Lenders party to this Amendment (the “Lenders”), and Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of June 24, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent desire to enter into this Amendment for the purpose of amending the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2. The Credit Agreement is amended to reflect that Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. has acted as the Documentation Agent thereunder.

3. The Credit Agreement is amended by deleting the second sentence of Section 3.7 and replacing it with the following:

All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees

(other than any annual Agent administrative fees that are more than $60,000 in excess of the current Agent administrative fee), indemnities or expense reimbursements, then due to the Agent or the Arranger from the Obligors; second, to pay any fees or expense reimbursements then due to the Lenders from the Obligors; third, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances (such amounts being applied first to the most recently made Non-Ratable Loans and Agent Advances); fifth, to pay or prepay principal of the Revolving Loans (such amounts being applied first to the most recently made Revolving Loans), other than Non-Ratable Loans and Agent Advances, and to unpaid reimbursement obligations in respect of Letters of Credit; sixth, at the election of the Agent during the existence of a Default or Event of Default, to pay an amount to the Agent equal to all outstanding Obligations (contingent or otherwise) with respect to outstanding Letters of Credit and Credit Support to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation due to the Agent or any Lender by any Obligor (including any amounts relating to ACH Transactions with the Bank or any Affiliate of the Bank or any other Bank Products with any Lender or any Affiliate of a Lender; provided, that, if any Lender (or any of its Affiliates) other than the Bank provides Bank Products, the payment of amounts relating to such Bank Products shall be junior in priority to the payment of all amounts owing to the Bank under this clause seventh with respect to Bank Products provided by the Bank and its Affiliates unless such other Lender provides the Agent notice of the amounts owing to it with respect to its Bank Products prior to or contemporaneously with the provision of such Bank Products or any increase in the Obligors’ obligations with respect thereto).

4. The Credit Agreement is amended by deleting the last sentence of Section 1.2(h)(A) and replacing it with the following:

The Agent shall not request the Bank to make any Non-Ratable Loan if (1) the Agent has received written notice from a Borrower or any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date or cause the aggregate outstanding amount of Non-Ratable Loans to exceed $10,000,000.

5. The Credit Agreement is amended by deleting the last sentence of Section 12.6 and replacing it with the following:

Except for notices, reports and other documents expressly herein (or in another Loan Document to which the Agent is a party) required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business,

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prospects, operations, property, financial and other condition or creditworthiness of any Obligor or any of its Affiliates which may come into the possession of any of the Agent-Related Persons.

6. The Credit Agreement is amended by deleting Section 12.11(c) and replacing it with the following:

(c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Obligors or is cared for, protected or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that, except as otherwise expressly set forth in this Agreement or another Loan Document to which the Agent is a party, in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

7. The Credit Agreement is amended by deleting the last two sentences of Section 12.15(c) and replacing them with the following:

The failure of any Lender to make any Revolving Loan in respect of which such Lender is obligated to fund hereunder on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a “Defaulting Lender”) shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender’s failure to advance such other Lender’s Pro Rata Share of any Borrowing.

8. The Credit Agreement is amended by deleting Section 12.20 and replacing it with the following:

 12.20 Arranger; Co-Agents.

(a) Each of the parties to this Agreement acknowledges that the Arranger does not have any obligations hereunder and shall not be responsible or accountable to any other party hereto for any action or failure to act hereunder. Without limiting the foregoing, the Arranger shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has

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not relied, and will not rely, on the Arranger in deciding to enter into this Agreement or in taking or not taking action hereunder.

(b) Each of the parties to this Agreement acknowledges that Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. does not have any obligations hereunder in its capacity as Documentation Agent and shall not be responsible or accountable to any other party hereto for any action or failure to act hereunder in its capacity as Documentation Agent. Without limiting the foregoing, the Documentation Agent shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Documentation Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

9. The Credit Agreement is amended by deleting the last two sentences of Section 14.7 and replacing them with the following:

In addition, the Obligors jointly and severally agree to pay (i) on demand to the Agent, for its benefit, all costs and expenses incurred by the Agent (including Attorneys’ Costs), and (ii) subject to the limitations expressly set forth herein or in another Loan Document on actions which may be taken by the Lenders alone, to the Lenders (other than the Bank), on demand, all reasonable and actual fees, expenses and disbursements paid or incurred by the Lenders during the existence of an Event of Default to obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents (provided that attorneys’ fees, expenses and disbursements associated with the foregoing shall be limited to those of one law firm retained by the Lenders), or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Obligors. All of the foregoing costs and expenses shall be charged to the Borrowers’ Loan Account as Revolving Loans as described in Section 3.6.

10. The Credit Agreement is amended by deleting the definition of “Required Lenders” set forth in Annex A and replacing it with the following:

“Required Lenders” means at any time Lenders whose Pro Rata Shares aggregate more than 50%; provided, that at any time when there are only two Lenders, “Required Lenders” shall mean both Lenders.

11. The effectiveness of this Amendment is expressly conditioned upon the assignment by the Bank, pursuant to one or more Assignments and Acceptances, of such amounts of its Commitment such that, after such assignment, the Commitments of the Lenders shall be as set forth

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on Schedule 1.1 attached hereto. Upon the effectiveness of this Amendment, Schedule 1.1 attached hereto shall supersede and replace Schedule 1.1 attached to the Credit Agreement.

12. To induce the Agent and the Lenders to enter into this Amendment, Borrowers and Guarantors hereby represent and warrant that, as of the date hereof, there exists no Default or Event of Default under the Credit Agreement.

13. Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

14. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to the Agent and the Lenders.

15. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

16. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

17. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

18. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

19. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

PARADIGM CHEMICAL & CONSULTING, LLC

By:	CARAUSTAR MILL GROUP, INC., sole member

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

GUARANTORS:

PBL INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

MCQUEENEY GYPSUM COMPANY

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

By:	CARAUSTAR INDUSTRIES, INC., general partner

	By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., general partner

	By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

MCQUEENY GYPSUM COMPANY, LLC

By:	MCQUEENEY GYPSUM COMPANY, sole member

	By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

RECCMG, LLC

By:	CARAUSTAR MILL GROUP, INC., sole member

	By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

CICPG, LLC

By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

	By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

By:	CARAUSTAR INDUSTRIES, INC., sole member

	By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

CAMDEN PAPERBOARD CORPORATION

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/S/ WALTER T. SHELLMAN
Walter T. Shellman, Vice President

SCHEDULE 1.1

COMMITMENTS

Lender	Commitment	Pro Rata Share

Bank of America, N.A.	$27,500,000	36.667%

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	$27,500,000	36.667%

The CIT Group/Business Credit, Inc.	$20,000,000	26.667%